DUFF & PHELPS REPORTS
SECOND QUARTER 2009 FINANCIAL RESULTS
AND DECLARES QUARTERLY DIVIDEND

RECENT HIGHLIGHTS

•	Second quarter revenues excluding reimbursable expenses of $90.1 million and adjusted EBITDA(1) of $16.8 million, representing an 18.6% margin

•	Second quarter adjusted pro forma net income per share(1) of $0.22

•	Completes follow-on offering with net proceeds of $111.8 million, terminates existing credit facility by repaying $42.4 million of outstanding debt and redeems $67.1 million of New Class A Units

•	Enters into a $30.0 million revolving credit facility to fund future growth

•	Strengthens global investment banking segment with new M&A leader and seven new managing directors

•	Declares second quarterly dividend of $0.05 per share of Class A common stock

NEW YORK, August 3, 2009 – Duff & Phelps Corporation (NYSE: DUF), a leading independent provider of financial advisory and investment banking services, today announced financial results for its second quarter of 2009 and declares a quarterly dividend.

Results
For the quarter ended June 30, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $90.1 million, compared to $97.8 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $16.8 million, representing 18.6% of revenues excluding reimbursable expenses, compared to $18.4 million for the corresponding prior year quarter, representing 18.8% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.09, compared to $0.09 for the corresponding prior year quarter.  Adjusted pro forma net income(1) was $8.1 million, or $0.22 per share on a fully exchanged, fully diluted basis, compared to $9.6 million, or $0.28 per share, for the corresponding prior year quarter.

For the six months ended June 30, 2009, Duff & Phelps generated revenues excluding reimbursable expenses of $179.3 million, compared to $191.0 million for the corresponding prior year period.  Adjusted EBITDA(1) for the period was $32.0 million, representing 17.8% of revenues excluding reimbursable expenses, compared to $37.1 million for the corresponding prior year period, representing 19.5% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.20, compared to $0.19 for the corresponding prior year period. Adjusted pro forma net income(1) was $15.1 million, or $0.42 per share on a fully exchanged, fully diluted basis, compared to $18.7 million, or $0.55 per share, for the corresponding prior year period.

“As we begin to emerge from these challenging economic times, we are pleased to have strengthened our position by successfully completing a follow-on stock offering, which allowed us to pay down all of our debt and expand our shareholder base in a meaningful way,” commented Noah Gottdiener, chairman and chief executive officer.  “In addition, Duff & Phelps has been able to enhance its position in key areas by recruiting top talent who are attracted to our stable, balanced platform.”

“Duff & Phelps’ second quarter results highlight the ongoing strength and diversity of our advisory services and our responsiveness amid a rapidly changing regulatory and economic environment,” said Gerry Creagh, president.  “Our counter-cyclical businesses, such as restructuring and dispute consulting, are growing rapidly on a sequential and year-over-year basis. Given the recently announced additions to our firm, we are confident that our cyclical businesses are well-positioned to capitalize on future improvements in the broader M&A markets.”

Declaration of Quarterly Dividend
The Company also announced today that its board of directors has declared a quarterly dividend of $0.05 per share on its outstanding Class A common stock.  The dividend is payable on August 28, 2009, to shareholders of record on August 18, 2009.

(1) Adjusted EBITDA, adjusted pro forma net income and adjusted pro forma net income per share are non-GAAP financial measures. See definitions and disclosures herein.

Earnings Call Webcast
As previously announced, Duff & Phelps will host a conference call today, August 3, 2009, at 5 p.m. EDT to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps
As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation.  Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients' experience in working with us.  With more than 1,200 employees serving clients worldwide through offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients. Investment banking services in North America are provided by Duff & Phelps Securities, LLC.  Investment banking services in Europe are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority.  Investment Banking services in France are provided by Duff & Phelps SAS.  For more information, visit www.duffandphelps.com. (NYSE: DUF)

Non-GAAP Financial Measures
Adjusted EBITDA is a non-GAAP financial measure and is reconciled as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
Revenues (excluding reimbursable expenses)	$90,053	$97,801	$179,318	$190,954

Net income attributable to Duff & Phelps Corporation	$1,734	$1,260	$3,499	$2,675
Net income attributable to the noncontrolling interest	3,465	5,762	8,281	11,039
Provision for income taxes	2,421	2,731	4,533	4,995
Other expense/(income), net	2,137	6	2,795	1,087
Depreciation and amortization	2,556	2,281	5,118	4,457
Acquisition retention expenses	-	266	-	576
Equity-based compensation associated with
Legacy Units and IPO Options	4,481	6,047	7,733	12,315
Adjusted EBITDA	$16,794	$18,353	$31,959	$37,144
Adjusted EBITDA as a percentage of revenues	18.6%	18.8%	17.8%	19.5%

Adjusted EBITDA is a non-GAAP financial measure. We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income attributable to Duff & Phelps Corporation for (a) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (b) equity-based compensation associated with the Legacy Units a significant portion of which is due to certain one-time grants associated with predecessor acquisitions and IPO Options, (c) acquisition retention expenses which are related to deferred payments associated with prior acquisitions, and (d) net income attributable to the noncontrolling interest.

Given the level of acquisition activity during the period prior to the Company’s initial public offering (“Predecessor”), and related capital investments and one time equity grants associated with acquisitions during the Predecessor period (which we do not expect to incur at the same levels in periods subsequent to the Company’s initial public offering) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry. The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors. A measure similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team. In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our credit facility. Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss. Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

Adjusted EBITDA, as defined by the Company, consists of net income attributable to Duff & Phelps Corporation before (a) net income attributable to the noncontrolling interest, (b) provision for income taxes, (c) other expense/(income), net, (d) depreciation and amortization, (e) acquisition retention expenses, and (f) equity-based compensation associated with Legacy Units and IPO Options included in (i) compensation and benefits and (ii) selling, general and administrative expenses.

This non-GAAP financial measure is not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA as presented for us may not be comparable to Adjusted EBITDA reported by other companies.

Adjusted pro forma net income, as defined by Duff & Phelps, consists of Adjusted EBITDA (as defined above), less depreciation and amortization, interest income and expense, other income and pro forma corporate income tax applied at an assumed rate as specified in the calculations. Adjusted pro forma net income per share, as defined by Duff & Phelps, consists of adjusted pro forma net income divided by the weighted average number of the Company's Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

Disclosure Regarding Forward-Looking Statements
Statements in this press release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), which reflect the Company’s current views with respect to, among other things, future events and financial performance. The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (“SEC”) on February 26, 2009, and in any subsequent filings of our Form 10-Qs. The forward-looking statements included in this press release are made only as of the date of this filing with the SEC. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Investor and Media Relations
Marty Dauer
+ 1 212 871 7700
investor.relations@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008

Revenues	$90,053	$97,801	$179,318	$190,954
Reimbursable expenses	2,626	2,837	4,663	5,165
Total revenues	92,679	100,638	183,981	196,119

Direct client service costs
Compensation and benefits (including $5,075 and $5,006 of equity-based compensation for the three months ended June 30, 2009 and 2008, respectively, and $9,338 and $9,630 for the six months ended June 30, 2009 and 2008, respectively)	51,698	55,952	102,828	108,996
Other direct client service costs	1,543	1,796	2,847	3,418
Acquisition retention expenses	-	266	-	576
Reimbursable expenses	2,637	2,844	4,652	5,113
Subtotal	55,878	60,858	110,327	118,103

Operating expenses
Selling, general and administrative expenses (including $1,665 and $2,606 of equity-based compensation for the three months ended June 30, 2009 and 2008, respectively, and $3,556 and $5,319 for the six months ended June 30, 2009 and 2008, respectively)	24,488	27,740	49,428	53,763
Depreciation and amortization	2,556	2,281	5,118	4,457
Subtotal	27,044	30,021	54,546	58,220

Operating income	9,757	9,759	19,108	19,796

Other expense/(income)
Interest income	(3)	(81)	(17)	(564)
Interest expense	333	749	988	1,722
Loss on early extinguishment of debt	1,737	-	1,737	-
Other expense	70	(662)	87	(71)
Subtotal	2,137	6	2,795	1,087

Income before income taxes	7,620	9,753	16,313	18,709

Provision for income taxes	2,421	2,731	4,533	4,995

Net income	5,199	7,022	11,780	13,714

Less: Net income attributable to noncontrolling interest	3,465	5,762	8,281	11,039

Net income attributable to Duff & Phelps Corporation	$1,734	$1,260	$3,499	$2,675

Weighted average shares of Class A common stock outstanding
Basic	17,356	13,134	15,428	13,099
Diluted	18,111	13,430	16,045	13,287

Net income per share attributable to stockholders of Class A common stock of Duff & Phelps Corporation (Note 5)
Basic	$0.10	$0.09	$0.21	$0.19
Diluted	$0.09	$0.09	$0.20	$0.19

Cash dividends declared per common share	$0.05	$-	$0.05	$-

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
YEAR-OVER-YEAR SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	2009			2008			Variance Q2 2009 vs Q2 2008		Variance H1 2009 vs H1 2008
	Q1	Q2	Total	Q1	Q2	Total	Dollar	Percent	Dollar	Percent
Financial Advisory
Valuation advisory	$40,370	$33,772	$74,142	$46,861	$45,699	$92,560	$(11,927)	-26.1%	$(18,418)	-19.9%
Tax services	10,878	11,972	22,850	8,889	11,852	20,741	120	1.0%	2,109	10.2%
D&LMC	9,643	12,162	21,805	5,687	7,909	13,596	4,253	53.8%	8,209	60.4%
	60,891	57,906	118,797	61,437	65,460	126,897	(7,554)	-11.5%	(8,100)	-6.4%

Corporate Finance Consulting
Portfolio valuation	6,295	4,338	10,633	2,382	4,240	6,622	98	2.3%	4,011	60.6%
Financial engineering	4,148	5,159	9,307	3,318	4,271	7,589	888	20.8%	1,718	22.6%
Strategic value advisory	2,620	3,588	6,208	2,262	3,302	5,564	286	8.7%	644	11.6%
Due diligence	1,553	1,893	3,446	4,460	3,590	8,050	(1,697)	-47.3%	(4,604)	-57.2%
	14,616	14,978	29,594	12,422	15,403	27,825	(425)	-2.8%	1,769	6.4%

Investment Banking
Global restructuring	5,578	8,614	14,192	2,834	4,047	6,881	4,567	112.8%	7,311	106.2%
Transaction opinions	6,101	6,180	12,281	10,928	10,078	21,006	(3,898)	-38.7%	(8,725)	-41.5%
M&A advisory	2,079	2,375	4,454	5,532	2,813	8,345	(438)	-15.6%	(3,891)	-46.6%
	13,758	17,169	30,927	19,294	16,938	36,232	231	1.4%	(5,305)	-14.6%

Total revenues	$89,265	$90,053	$179,318	$93,153	$97,801	$190,954	$(7,748)	-7.9%	$(11,636)	-6.1%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
SEQUENTIAL SUMMARY OF REVENUE BY SEGMENT
(In thousands)
(Unaudited)

	2009			2008
	Q1	Q2	Total	Q1	Q2	Q3	Q4	Total
Financial Advisory
Valuation advisory	$40,370	$33,772	$74,142	$46,861	$45,699	$43,777	$42,461	$178,798
Tax services	10,878	11,972	22,850	8,889	11,852	12,700	11,524	44,965
D&LMC	9,643	12,162	21,805	5,687	7,909	8,545	7,264	29,405
	60,891	57,906	118,797	61,437	65,460	65,022	61,249	253,168

Corporate Finance Consulting
Portfolio valuation	6,295	4,338	10,633	2,382	4,240	5,011	3,592	15,225
Financial engineering	4,148	5,159	9,307	3,318	4,271	3,068	3,838	14,495
Strategic value advisory	2,620	3,588	6,208	2,262	3,302	3,315	3,130	12,009
Due diligence	1,553	1,893	3,446	4,460	3,590	3,818	2,898	14,766
	14,616	14,978	29,594	12,422	15,403	15,212	13,458	56,495

Investment Banking
Global restructuring	5,578	8,614	14,192	2,834	4,047	4,825	5,947	17,653
Transaction opinions	6,101	6,180	12,281	10,928	10,078	6,366	8,812	36,184
M&A advisory	2,079	2,375	4,454	5,532	2,813	4,890	4,741	17,976
	13,758	17,169	30,927	19,294	16,938	16,081	19,500	71,813

Total revenues	$89,265	$90,053	$179,318	$93,153	$97,801	$96,315	$94,207	$381,476

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
OTHER QUARTERLY OPERATING DATA BY SEGMENT
(In thousands)
(Unaudited)

	2009			2008
	Q1	Q2	Total	Q1	Q2	Q3	Q4	Total
Average Client Service Professionals
Financial Advisory	700	658	679	665	671	701	715	688
Corporate Finance Consulting	131	134	133	112	126	137	135	127
Investment Banking	136	135	135	102	118	125	131	119
	967	927	947	879	915	963	981	934

End of Period Client Service Professionals
Financial Advisory	681	640		681	663	722	710
Corporate Finance Consulting	130	136		124	125	142	131
Investment Banking	137	131		109	121	129	134
	948	907		914	909	993	975

Average Managing Directors
Financial Advisory	101	99	100	84	94	103	104	96
Corporate Finance Consulting	30	30	30	19	25	28	29	25
Investment Banking	36	39	37	30	32	33	34	32
	167	168	167	133	151	164	167	153

End of Period Managing Directors
Financial Advisory	101	96		84	98	105	105
Corporate Finance Consulting	30	31		21	26	29	28
Investment Banking	38	38		30	33	34	35
	169	165		135	157	168	168

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(In thousands, except headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
Financial Advisory
Revenues (excluding reimbursables)	$57,906	$65,460	$118,797	$126,897
Segment operating income	$10,339	$11,455	$20,688	$20,910
Segment operating income margin	17.9%	17.5%	17.4%	16.5%

Corporate Finance Consulting
Revenues (excluding reimbursables)	$14,978	$15,403	$29,594	$27,825
Segment operating income	$3,178	$3,760	$6,430	$6,661
Segment operating income margin	21.2%	24.4%	21.7%	23.9%

Investment Banking
Revenues (excluding reimbursables)	$17,169	$16,938	$30,927	$36,232
Segment operating income	$3,288	$3,145	$4,830	$9,521
Segment operating income margin	19.2%	18.6%	15.6%	26.3%

Total
Revenues (excluding reimbursables)	$90,053	$97,801	$179,318	$190,954

Segment operating income	$16,805	$18,360	$31,948	$37,092
Net client reimbursable expenses	(11)	(7)	11	52
Equity-based compensation from
Legacy Units and IPO Options	(4,481)	(6,047)	(7,733)	(12,315)
Depreciation and amortization	(2,556)	(2,281)	(5,118)	(4,457)
Acquisition retention expenses	-	(266)	-	(576)
Operating income	$9,757	$9 ,759	$19,108	$19,796

Average Client Service Professionals
Financial Advisory	658	671	679	666
Corporate Finance Consulting	134	126	133	118
Investment Banking	135	118	135	110
Total	927	915	947	894

End of Period Client Service Professionals
Financial Advisory	640	663	640	663
Corporate Finance Consulting	136	125	136	125
Investment Banking	131	121	131	121
Total	907	909	907	909

Revenue per Client Service Professional
Financial Advisory	$88	$98	$175	$191
Corporate Finance Consulting	$112	$122	$223	$236
Investment Banking	$127	$144	$229	$329
Total	$97	$107	$189	$214

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT – CONTINUED
(In thousands, except rate-per-hour and headcount data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
Utilization(1)
Financial Advisory	62.3%	60.1%	64.8%	63.5%
Corporate Finance Consulting	60.2%	61.4%	57.9%	61.5%

Rate-Per-Hour(2)
Financial Advisory	$328	$371	$316	$345
Corporate Finance Consulting	$404	$409	$416	$377

Revenues (excluding reimbursables)
Financial Advisory	$57,906	$65,460	$118,797	$126,897
Corporate Finance Consulting	14,978	15,403	29,594	27,825
Investment Banking	17,169	16,938	30,927	36,232
Total	$90,053	$97,801	$179,318	$190,954

Average Number of Managing Directors
Financial Advisory	99	94	100	89
Corporate Finance Consulting	30	25	30	22
Investment Banking	39	32	37	31
Total	168	151	167	142

End of Period Managing Directors
Financial Advisory	96	98	96	98
Corporate Finance Consulting	31	26	31	26
Investment Banking	38	33	38	33
Total	165	157	165	157

Revenue per Managing Director
Financial Advisory	$585	$696	$1,188	$1,426
Corporate Finance Consulting	$499	$616	$986	$1,265
Investment Banking	$440	$529	$836	$1,169
Total	$536	$648	$1,074	$1,345

____________________________________

(1)
The utilization rate for any given period is calculated by dividing the number of hours incurred by client service professionals who worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days. Financial Advisory utilization excludes approximately 60 client service professionals associated with Rash & Associates, L.P. (“Rash”), the Company's wholly owned subsidiary.

(2)
Average billing rate-per-hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period. Financial Advisory revenues used to calculate rate-per-hour exclude approximately $2,430 and $1,915 of revenues associated with Rash in the three months ended June 30, 2009 and 2008, respectively, and $4,322 and $3,939 of revenues associated with Rash in the six months ended June 30, 2009 and 2008, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share amounts)

	June 30,	December 31,
	2009	2008
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$58,588	$81,381
Restricted cash	4,043	-
Accounts receivable, net	59,678	55,876
Unbilled services	26,874	17,938
Prepaid expenses and other current assets	5,334	6,599
Net deferred income taxes, current	1,889	4,304
Total current assets	156,406	166,098

Property and equipment, net	29,028	28,350
Goodwill	117,036	116,456
Intangible assets, net	29,773	32,197
Other assets	2,461	3,541
Investments related to deferred compensation plan (Note 10)	14,765	7,946
Net deferred income taxes, non-current	91,788	61,609
Total non-current assets	284,851	250,099

Total assets	$441,257	$416,197

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,739	$3,692
Accrued expenses	3,257	4,424
Accrued compensation and benefits	13,549	39,282
Accrued benefits related to deferred compensation plan (Note 10)	15,060	8,479
Deferred revenue	4,506	3,280
Equity-based compensation liability	188	1,115
Current portion of long-term debt (Note 8)	-	794
Current portion due to non-controlling unitholders	3,148	3,148
Total current liabilities	42,447	64,214

Long-term debt, less current portion (Note 8)	-	42,178
Other long-term liabilities	17,036	16,715
Due to non-controlling unitholders, less current portion	88,879	55,331
Total non-current liabilities	105,915	114,224

Total liabilities	148,362	178,438

Commitments and contingencies (Note 11)

Stockholders' equity
Preferred stock (50,000 shares authorized; zero issued and outstanding)	-	-
Class A common stock, par value $0.01 per share (100,000 shares authorized; 23,924 and
14,719 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively)	239	147
Class B common stock, par value $0.0001 per share (50,000 shares authorized; 16,248 and
20,889 shares issued and outstanding at June 30, 2009 and December 31, 2008, respectively)	2	2
Additional paid-in capital	171,749	100,985
Accumulated other comprehensive income	504	122
Retained earnings/(accumulated deficit)	1,183	(1,127)
Total stockholders' equity of Duff & Phelps Corporation	173,677	100,129
Noncontrolling interest	119,218	137,630
Total stockholders' equity	292,895	237,759
Total liabilities and stockholders' equity	$441,257	$416,197

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended June 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$90,053	$-		$90,053
Reimbursable expenses	2,626	-		2,626
Total revenues	92,679	-		92,679

Direct client service costs
Compensation and benefits	51,698	(3,548)	(a)	48,150
Other direct client service costs	1,543	-		1,543
Reimbursable expenses	2,637	-		2,637
	55,878	(3,548)		52,330

Operating expenses
Selling, general and administrative	24,488	(933)	(a)	23,555
Depreciation and amortization	2,556	-		2,556
	27,044	(933)		26,111

Operating income	9,757	4,481		14,238

Other expense/(income)
Interest income	(3)	-		(3)
Interest expense	333	-		333
Loss on early extinguishment of debt	1,737	(1,737)	(b)	-
Other expense	70	-		70
	2,137	(1,737)		400

Income before income taxes	7,620	6,218		13,838
				-
Provision for income taxes	2,421	3,333	(c)	5,754

Net income	5,199	2,885		8,084

Less: Net income attributable to the noncontrolling interest	3,465	(3,465)	(d)	-

Net income attributable to Duff & Phelps Corporation	$1,734	$6,350		$8,084

Pro forma fully exchanged, fully diluted shares outstanding			(e)	36,780

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.22

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.

(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.

(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.5% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs and for the quarter ended June 30, 2009. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Quarter Ended June 30, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$97,801	$-		$97,801
Reimbursable expenses	2,837	-		2,837
Total revenues	100,638	-		100,638

Direct client service costs
Compensation and benefits	55,952	(4,174)	(a)	51,778
Other direct client service costs	1,796	-		1,796
Acquisition retention expenses	266	(266)		-
Reimbursable expenses	2,844	-		2,844
	60,858	(4,440)		56,418

Operating expenses
Selling, general and administrative	27,740	(1,873)	(a)	25,867
Depreciation and amortization	2,281	-		2,281
	30,021	(1,873)		28,148

Operating income	9,759	6,313		16,072

Other expense/(income)
Interest income	(81)	-		(81)
Interest expense	749	-		749
Other expense	(662)	-		(662)
	6	-		6

Income before income taxes	9,753	6,313		16,066
				-
Provision for income taxes	2,731	3,762	(b)	6,493

Net income	7,022	2,551		9,573

Less: Net income attributable to the noncontrolling interest	5,762	(5,762)	(c)	-

Net income attributable to Duff & Phelps Corporation	$1,260	$8,313		$9,573

Pro forma fully exchanged, fully diluted shares outstanding			(d)	34,119

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.28

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.

(b)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.8% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(c)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the quarter ended June 30, 2008. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2009
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$179,318	$-		$179,318
Reimbursable expenses	4,663	-		4,663
Total revenues	183,981	-		183,981

Direct client service costs
Compensation and benefits	102,828	(5,880)	(a)	96,948
Other direct client service costs	2,847	-		2,847
Reimbursable expenses	4,652	-		4,652
	110,327	(5,880)		104,447

Operating expenses
Selling, general and administrative	49,428	(1,853)	(a)	47,575
Depreciation and amortization	5,118	-		5,118
	54,546	(1,853)		52,693

Operating income	19,108	7,733		26,841

Other expense/(income)
Interest income	(17)	-		(17)
Interest expense	988	-		988
Loss on early extinguishment of debt	1,737	(1,737)	(b)	-
Other expense	87	-		87
	2,795	(1,737)		1,058

Income before income taxes	16,313	9,470		25,783
				-
Provision for income taxes	4,533	6,167	(c)	10,700

Net income	11,780	3,303		15,083

Less: Net income attributable to the noncontrolling interest	8,281	(8,281)	(d)	-

Net income attributable to Duff & Phelps Corporation	$3,499	$11,584		$15,083

Pro forma fully exchanged, fully diluted shares outstanding			(e)	35,818

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.42

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.

(b)	Represents a non-recurring charge from the repayment and subsequent termination of our credit agreement.

(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.5% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the six months ended June 30, 2009. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES
ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Six Months Ended June 30, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$190,954	$-		$190,954
Reimbursable expenses	5,165	-		5,165
Total revenues	196,119	-		196,119

Direct client service costs
Compensation and benefits	108,996	(8,505)	(a)	100,491
Other direct client service costs	3,418	-		3,418
Acquisition retention expenses	576	(576)	(b)	-
Reimbursable expenses	5,113	-		5,113
	118,103	(9,081)		109,022

Operating expenses
Selling, general and administrative	53,763	(3,810)	(a)	49,953
Depreciation and amortization	4,457	-		4,457
	58,220	(3,810)		54,410

Operating income	19,796	12,891		32,687

Other expense/(income)
Interest income	(564)	-		(564)
Interest expense	1,722	-		1,722
Other expense	(71)	-		(71)
	1,087	-		1,087

Income before income taxes	18,709	12,891		31,600
				-
Provision for income taxes	4,995	7,898	(c)	12,893

Net income	13,714	4,993		18,707

Less: Net income attributable to the noncontrolling interest	11,039	(11,039)	(d)	-

Net income attributable to Duff & Phelps Corporation	$2,675	$16,032		$18,707

Pro forma fully exchanged, fully diluted shares outstanding			(e)	33,984

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.55

(a)	Represents elimination of equity-based compensation associated with Legacy Units and IPO Options.

(b)	Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.

(c)
Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.8% for the full year, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders' partnership units and Class B common stock of the Company into Class A common stock of the Company.

(d)
Represents elimination of the noncontrolling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(e)
Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the six months ended June 30, 2008. The Company believes that IPO Options would not be considered dilutive when applying the treasury method.

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